Supplement dated April 29, 2016 to the following booklets dated April 29, 2016:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity
MultiOption(r) Select Variable Annuity
Variable Fund D Variable Annuity



Effective April 29, 2016, the name of the SFT Advantus Money Market portfolio has changed to the SFT Advantus Government Money Market portfolio.


































Please retain this supplement for future reference.